Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements:

(1)                                 Registration Statement (Form S-8 No. 333-197202) pertaining to the Amicus Therapeutics, Inc. Cash Deferral Plan,

(2)                                 Registration Statement (Form S-8 No. 333-195194) pertaining to the Amicus Therapeutics, Inc. Restricted Stock Unit Deferral Plan,

(3)                                 Registration Statement (Form S-8 No. 333-145305) pertaining to the: 1) Amicus Therapeutics, Inc. 2002 Equity Incentive Plan, as Amended, 2) Amicus Therapeutics, Inc. 2007 Equity Incentive Plan, 3) Amicus Therapeutics, Inc. 2007 Director Option Plan, 4) Amicus Therapeutics, Inc. 2007 Employee Stock Purchase Plan,

(4)                                 Registration Statement (Form S-8 No. 333-157219) pertaining to the: 1) Amicus Therapeutics, Inc. Amended and Restated 2007 Equity Incentive Plan and 2) Amicus Therapeutics, Inc. 2007 Director Option Plan,

(5)                                 Registration Statement (Form S-8 No. 333-174900) pertaining to the: 1) Amicus Therapeutics, Inc. Amended and Restated 2007 Equity Incentive Plan and 2) Amicus Therapeutics, Inc. Amended and Restated 2007 Director Option Plan,

(6)                                 Registration Statement (Form S-3 No. 333-185307) of Amicus Therapeutics, Inc.,

(7)                                 Registration Statement (Form S-3 No. 333-184531) of Amicus Therapeutics, Inc.,

(8)                                 Registration Statement (Form S-3 No. 333-192747) of Amicus Therapeutics, Inc.,

(9)                                 Registration Statement (Form S-3 No. 333-192876) of Amicus Therapeutics, Inc., and

(10)                          Registration Statement (Form S-3 No. 333-202474) of Amicus Therapeutics, Inc.

of our report dated August 21, 2015, with respect to the consolidated financial statements of Scioderm, Inc. included in this Current Report on Form 8-K of Amicus Therapeutics.

/s/ Ernst & Young LLP

Raleigh, North Carolina

September 30, 2015